SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 31, 1995


                            INTEGRATED SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-18268                                      94-2658153
       -----------                                   -------------
       (Commission                                   (IRS Employer
       File Number)                               Identification No.)


              3260 Jay Street, Santa Clara, California 95054-3309
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              (Address of principal executive offices) (Zip code)


                                 (408) 980-1500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


This report on Form 8-K consists of 34 sequentially numbered pages. The exhibit index is located at sequentially numbered page 4.

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 31, 1995, Integrated Systems, Inc., a California corporation ("Registrant" or "ISI"), acquired control of TakeFive Software GmbH, an Austrian corporation ("TakeFive"), through an exchange of 97% of the share interests in TakeFive (which are the equivalent of Common Stock) for Common Stock of Registrant (the "Exchange"). The Exchange was effected pursuant to a Stock Exchange Agreement (the "Agreement"), dated as of October 31, 1995, by and between Registrant, TakeFive and the holders of the share interests of TakeFive. The Exchange was accounted for as a pooling of interests. Prior to the Exchange, TakeFive was in the business of developing, marketing and supporting software tools used in software development. ISI intends to continue the business of TakeFive after the Exchange. Pursuant to the terms of the Agreement, 97% of the share interests of TakeFive outstanding immediately prior to the effective time of the Exchange were exchanged for 435,990 shares of Registrant's Common Stock. The number of shares exchanged for the TakeFive share interests was determined by dividing (a) $15 million less certain adjustments by (b) the lesser of $33 or the average of the closing price of Registrant's Common Stock on the Nasdaq Stock Market for the ten day period ending one day prior to the closing date. This formula was arrived at through negotiation.

         Contemporaneously with the Exchange, Christian Kleinferchner, Peter Bucsi and Sandor Korosi, each a TakeFive employee, entered into employment agreements with Registrant providing for, among other things, certain terms of employment at a specified minimum salary, and noncompetition agreements. In addition, the other holders of share interests in TakeFive who exchanged such share interests in the Exchange each entered into noncompetition agreements.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         No financial statements of TakeFive Software GmbH are required pursuant to Rule 3-05 of Regulation S-X.

(b)      Pro Forma Financial Information.

         No pro forma financial information is required pursuant to Article II of Regulation S-X.

         (c)      Exhibits.

         The following exhibits are filed herewith:

2.01 Stock Exchange Agreement dated as of October 31, 1995 by and between Integrated Systems, Inc., TakeFive Software GmbH and the holders of share interests in TakeFive Software GmbH.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTEGRATED SYSTEMS, INC.



Date:  November 13, 1995               By:
                                           -------------------------------------
                                                  Steven Sipowicz
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS




Exhibit                                                           Sequentially
Number              Description of Exhibit                        Numbered Page
-------             ----------------------                        -------------
2.01     Stock Exchange Agreement dated as of October 31,               5
         1995 by and between Integrated Systems, Inc.,
         TakeFive Software GmbH and the holders of share interests in TakeFive Software GmbH. (The Stock
         Exchange Agreement contains a list identifying the contents of all omitted exhibits. Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request).

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